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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                January 22, 2002

                           BANK OF AMERICA CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
         (State or other jurisdiction of incorporation or organization)

                                     1-6523
                            (Commission File Number)

                                   56-0906609
                        (IRS Employer Identification No.)

                             100 North Tryon Street
                            Charlotte, North Carolina
                    (Address of principal executive offices)

                                      28255
                                   (Zip Code)

                                 (888) 279-3457
              (Registrant's telephone number, including area code)

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         ITEM 5.  OTHER EVENTS.

         On January 22, 2002, Bank of America Corporation (the "Registrant") announced financial results for the fourth quarter ended December 31, 2001, reporting earnings of $2.06 billion and earnings per common share of $1.28. A copy of the press release announcing the Registrant's results for the fourth quarter ended December 31, 2001 and for the full year 2001 is attached hereto as Exhibit 99.1 and incorporated by reference herein.

         ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  The following exhibits are filed herewith:

         EXHIBIT NO.  DESCRIPTION OF EXHIBIT

         99.1 Press Release dated January 22, 2002 with respect to the Registrant's financial results for the fourth quarter ended December 31, 2001 and for the full year 2001

         99.2 Supplemental Information prepared for use on January 22, 2002 in connection with financial results for the fourth quarter ended December 31, 2001 and the full year 2001

         99.3 Script prepared for use on January 22, 2002 by James H. Hance, Jr., Vice Chairman and Chief Financial Officer, discussing financial results for the fourth quarter ended December 31, 2001 and for the full year 2001, and financial and strategic goals for Fiscal Year 2002 (the "Script")


         ITEM 9.  REGULATION FD DISCLOSURE.

         On January 22, 2002, the Registrant held an investor conference and webcast to discuss financial results for the fourth quarter ended December 31, 2001 and for the full year 2001 as well as financial and strategic goals for 2002. The Supplemental Information package for use at this conference is furnished herewith as Exhibit 99.2 and incorporated by reference in Item 9. The Script prepared for use by Mr. Hance at this conference is furnished herewith as Exhibit 99.3 and incorporated by reference in Item 9. All information in the Supplemental Information package and Script is presented as of January 22, 2002, and the Registrant does not assume any obligation to update said information in the future.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BANK OF AMERICA CORPORATION

                                   By:     /s/     Marc D. Oken
                                      -----------------------------------------
                                                   Marc D. Oken
                                            Executive Vice President and
                                            Principal Financial Executive

Dated: January 22, 2002

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                                  EXHIBIT INDEX

     EXHIBIT NO.   DESCRIPTION OF EXHIBIT

     99.1 Press Release dated January 22, 2002 with respect to the Registrant's financial results for the fourth quarter ended December 31, 2001 and for the full year 2001

     99.2 Supplemental Information prepared for use on January 22, 2002 in connection with financial results for the fourth quarter ended December 31, 2001 and the full year 2001

     99.3 Script prepared for use on January 22, 2002 by James H. Hance, Jr., Vice Chairman and Chief Financial Officer, discussing financial results for the fourth quarter ended December 31, 2001, for the full year 2001, and financial and strategic goals for Fiscal Year 2002